Exhibit 10.18



                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

                          Dated as of December   , 2005


     This PLEDGE AND SECURITY AGREEMENT (this "Agreement"), is made by TIERRA DEL SOL RESORT, INC., a Florida corporation with an address at 2462 Sand Lake Road, Orlando, Florida 32809 (the "Pledgor"), to PCL CONSTRUCTION ENTERPRISES, INC., a Colorado corporation (the "Lender").

                                    RECITALS
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     A.  The  Lender has made a loan in the amount of $4,000,000.00 (the "Loan")
to TDS DEVELOPMENT, LLC, a Florida limited liability company (the "Borrower").

     B. The Pledgor owns all of the outstanding equity interests in the Borrower.

     C. The Loan is evidenced by a Promissory Note of even date in the original principal amount of $4,000,000 made by the Borrower in favor of the Lender (the "Note").

                                    AGREEMENT
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     In  consideration of the premises and other good and valuable consideration
(receipt of which is hereby acknowledged), the Pledgor hereby agrees as follows:

     Section  1. Pledge. The Pledgor hereby pledges to the Lender, and grants to
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the  Lender  a  security  interest  in,  the following, whether now owned by the
Pledgor or hereafter acquired by it, and whether now or hereafter existing (the "Pledged Collateral"):

          (a) all of the membership interests in the Borrower (the "Pledged Interests");

          (b) all instruments evidencing the Pledged Interests (if any);

          (c) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests; and

          (d) all proceeds of any of the foregoing.

     Section  2. Security for Obligations. This Agreement secures the payment of
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any and all present or future obligations and liabilities of the Borrower to the
Lender evidenced by or arising under the Note and any other obligations of the Borrower and the Pledgor to the Lender (whether absolute or contingent, whether joint or several, and whether now existing or hereafter arising) (all such obligations and liabilities referred to in this Section 2 being the "Obligations").

     Section  3.  Delivery  of Pledged Collateral. In the event that the Pledged
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Collateral  should  be  evidenced by certificates or other instruments, then the
Pledgor will immediately deliver such certificates and instruments to the Lender

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and the Lender shall hold them pursuant to the terms of this Agreement.  In such event, the Pledgor shall also deliver to the Lender duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender.

     Section  4.  Increase,  Profits  or  Distributions;  Changes  in  Capital
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Structure; Income.
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          (a)  The  Pledgor  authorizes  the  Lender:  (i)  to  receive  any distributions on the Pledged Collateral and to hold the same as part of the Pledged Collateral; (ii) to surrender such Pledged Collateral or any part thereof in exchange therefor; and (iii) to hold the net cash receipts from any such distribution as part of the Pledged Collateral. If the Pledgor receives any such distribution, the Pledgor will, promptly and without the Lender's request, deliver the same promptly to the Lender to be held by the Lender in the same manner as, and as part of, the Pledged Collateral.

          (b) If, during the term of this Agreement, any reclassification, readjustment, or other change is declared or made in the capital structure of the Company, all new, substituted, and additional interests, or other securities, issued by reason of any such change with respect to the Pledged Collateral shall be held by the Lender under the terms of this Agreement in the same manner as, and as part of, the Pledged Collateral.

          (c) If, during the term of this Agreement, subscription rights or any other rights are issued with respect to the Pledged Collateral, such rights shall be immediately assigned by the Pledgor to the Lender, and, if exercised by the Pledgor, all new interests or other securities so acquired by the Pledgor shall be immediately assigned to the Lender to be held under the terms of this Agreement in the same manner as, and as part of, the Pledged Collateral.

          (d) The Pledgor shall not demand or receive any income from the Pledged Collateral, and, if the Pledgor receives any such income (with or without demand), the Pledgor will pay the same promptly to the Lender.

     Section  5.  Pledgor's  Covenants. As long as any of the Obligations remain
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unpaid Note, the Pledgor:

          (a) Shall defend the Pledged Collateral against the claims and demands of all other parties; shall keep the Pledged Collateral free of all security interests or other encumbrances, except the security interest created hereby; and shall not sell, transfer, assign, deliver or otherwise dispose of any of the Pledged Collateral or any interest therein without the prior written consent of the Lender;

          (b) Shall notify the Lender promptly in writing of any change in the Pledgor's address specified above;

          (c) Shall pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Pledged Collateral; and

          (d) Shall promptly secure from the Managers of the Borrower whatever waivers or consents the Lender considers would be necessary in connection with any future disposition of the Pledged Collateral pursuant to Section 12 hereof.

     Section  6.  Representations  and  Warranties.  The  Pledgor represents and
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warrants  (and,  as  long  as any of the Obligations shall not have been paid in full, shall be deemed continuously to warrant) to the Lender that:

          (a) The Pledgor is the sole legal and beneficial owner of all the Pledged Collateral, free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement. The Pledged Interests constitute, and shall continue to constitute, all of the outstanding equity interests in the Borrower.

          (b) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the perfected pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Lender of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, other than the filing of a UCC-1 Financing Statement with the State of Florida (which the Lender is hereby authorized to file).

     Section 7. Further Assurances. The Pledgor agrees that at any time and from
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time  to  time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect or protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral.

     Section  8.  Transfers and Other Liens. The Pledgor agrees that it will not
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(i)  sell  or  otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest created under this Agreement or created by actions of the Lender.

     Section  9.  Lender Appointed Attorney-in-Fact. The Pledgor hereby appoints
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the  Lender the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     Section  10.  Lender  May  Perform.  If  the  Pledgor  fails to perform any
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agreement contained herein and the applicable grace period, if any, expires, the
Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Pledgor under Section 13.

     Section  11.  Reasonable Care. The Lender shall be deemed to have exercised
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reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any of the Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral.

     Section  12. Remedies upon Default. If at any time the Pledgor fails to pay
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when  due  any  amounts  owing  under  the  Note  or  otherwise  defaults in its obligations thereunder or hereunder (any such failure or default being an "Event of Default"):

          (a) The Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Florida at that time, and the Lender may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least seven (7) calendar days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 13) in whole or in part by the Lender against all or any part of the Obligations in such order as the Lender shall elect.

     Section 13. Expenses. The Pledgor shall, upon demand, pay to the Lender the
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amount  of  any  and  all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Lender hereunder or
(iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

     Section  14.  Amendments,  Etc.  No amendment or waiver of any provision of
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this  Agreement  nor  consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section  15.  Addresses  for  Notices.  All  notices,  demands  or  other
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communications to the Pledgor in connection herewith shall be sufficiently given if mailed, or hand-delivered to the Pledgor at the address specified at the head of this Agreement or such other place of which the Pledgor may from time to time notify the Lender in writing. Any such notice shall be deemed to have been given when placed in the United States mails or when hand-delivered.

     Section  16. Continuing Security Interest; Transfer of Note. This Agreement
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shall  create a continuing security interest in the Pledged Collateral and shall
(i) remain in full force and effect until payment in full of the Obligations and termination of the Note, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Lender and its successors, transferees and assigns.

     Section  17.  Governing Law; Terms. This Agreement shall be governed by and
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construed in accordance with the laws of the State of Florida.

     Section  18.  No Waiver; Remedies Cumulative. No failure on the part of the
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Lender  to  exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law or by other contract.

     Section  19.  Survival.  All  covenants,  agreements,  representations  and
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warranties  made  by  the  Pledgor  in this Agreement shall, notwithstanding any investigation by the Lender, be deemed material and be deemed to have been relied upon by the Lender and shall survive the execution and delivery to the Lender of this Agreement.

     Section  20.  JURY  TRIAL WAIVER. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY
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AND  INTENTIONALLY  WAIVES  ANY  AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN
RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS TO WHICH IT IS A PARTY.

     IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Agreement as of the date first above written.

Witnessed  by:                                 TIERRA  DEL  SOL  RESORT,  INC.
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                                               By:/s/Malcolm J. Wright
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                                                  Malcolm J. Wright, President
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